SEC. File Nos. 2- 26516
                                                                811-1435

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                            Registration Statement
                                     Under
                          the Securities Act of 1933
                        Post-Effective Amendment No. 61
                                      and
                            Registration Statement
                                     Under
                        The Investment Company Act of 1940
                              Amendment No. 30

                                AMCAP FUND, INC.
                 (Exact Name of Registrant as specified in charter)
                             333 South Hope Street
                          Los Angeles, California 90071
                     (Address of principal executive offices)

                 Registrant's telephone number, including area code:
                                 (213) 486-9200


                                JULIE F. WILLIAMS
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                            Robert E. Carlson, Esq.
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                             555 S. Flower Street
                           Los Angeles, CA 90071-2371
                           (Counsel for the Registrant)

          The Registrant has filed a declaration pursuant to rule 24f-2 registering an indefinite number of shares under the Securities Act of 1933.

          On April 22, 1997, it filed its 24f-2 notice for fiscal 1997.
                  Approximate date of proposed public offering:
    It is proposed that this filing become effective on May 1, 1997, pursuant to paragraph (a) of rule 485.

THE PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION, AND PART C (OTHER INFORMATION) IS INCLUDED IN THE POST-EFFECTIVE AMENDMENT NO. 60,
UNDER THE SECURITIES ACT OF 1933, AND AMENDMENT NO. 29, UNDER THE
INVESTMENT COMPANY ACT OF 1940, FILED ELECTRONICALLY ON APRIL 23, 1997, AND IS INCORPROATED BY REFERENCE WITH THIS FILING.

AMCAP Fund Investment Portfolio
February 28, 1997

-------------------------------------------------------------------------------------------------------
Largest Industry Holdings

Business & Public Services                                              13.22%
Broadcasting & Publishing                                                9.09
Financial Services                                                       8.40
Health & Personal Care                                                   6.64
Data Processing & Reproduction                                           6.00
Other Industries                                                        40.49
Cash & Equivalents                                                      16.16
-------------------------------------------------------------------------------------------------------
Largest Equity-Type Holdings

Walt Disney                                                              4.12%
Philip Morris                                                            3.67
Medtronic                                                                3.66
Federal National Mortgage                                                3.64
Time Warner                                                              3.46
Comcast                                                                  2.22
PacifiCare Health Systems                                                2.20
Gillette                                                                 2.19
Intel                                                                    2.01
Student Loan Marketing                                                   1.95
-------------------------------------------------------------------------------------------------------
                                                                    Shares or  Market Value Percent of
                                                                    Principal         (000) Net Assets
EQUITY-TYPE SECURITIES                                                 Amount
-------------------------------------------------------------------------------------------------------




Business & Public Services -  13.22%
PacifiCare Health Systems, Inc., Class B/1/                             855000      $71,606
PacifiCare Health Systems, Inc., Class A/1/                             150000         12000      2.20%
United HealthCare Corp.                                                1290000         64339      1.69
CUC International Inc./1/                                              1800000         42975
CUC International Inc., 3.00% convertible debentures 2002/2/       $6,000,000           6060      1.29
Federal Express Corp./1/                                                940000         48410      1.27
Electronic Data Systems Corp.                                          1012800         45703      1.20
Avery Dennison Corp.                                                   1000000         40375      1.06
Manpower Inc.                                                           870200         32850       .86
Ceridian Corp./1/                                                       830000         32474       .85
American Management Systems, Inc./1/                                   1150000         20125       .53
Interpublic Group of Companies, Inc.                                    400000         20050       .53
First Data Corp.                                                        500000         18312       .48
WMX Technologies, Inc.                                                  405000         12808       .34
Vivra Inc./1/                                                           400000         11900       .31
Humana Inc./1/                                                          600000         11775       .31
BDM International, Inc./1/                                              200000          8400       .22
Value Health, Inc./1/                                                   131200          3149       .08
Broadcasting & Publishing -  9.09%
Time Warner Inc.                                                       3216000      131,856       3.46
Comcast Corp., Class A special stock                                   4475000         79990
Comcast Corp., Class A                                                  260000          4534      2.22
Viacom Inc., Class B/1/                                                1962200         69167      1.82
Tele-Communications, Inc., Series A,
 TCI Group/1/                                                          2079900         24699       .65
Tele-Communications, Inc., Series A,
 Liberty Media Group/1/                                                1167750         24523       .64
A. H. Belo Corp., Class A                                               300000         11325       .30
Financial Services -  8.40%
Federal National Mortgage Assn.                                        3460000        138400      3.64
Student Loan Marketing Assn.                                            700000         74112      1.95
Capital One Financial Corp.                                            1245000         49489      1.30
Federal Home Loan Mortgage Corp.                                       1374400         40888      1.07
ADVANTA Corp., Class B                                                  213300          8559       .22
Associates First Capital Corp., Class A                                 175000          8444       .22
Health & Personal Care -  6.64%
Medtronic, Inc.                                                        2150000        139213      3.66
Gillette Co.                                                           1052500         83279      2.19
Pfizer Inc                                                              330000         30236       .79
Data Processing & Reproduction -  6.00%
Oracle Corp./1/                                                        1817700         71345      1.87
Silicon Graphics, Inc./1/                                              1750000         42219      1.11
Solectron Corp./1/                                                      630200         33322       .88
Intuit Inc./1/                                                         1039700         23523       .62
Sybase, Inc./1/                                                        1184200         19391       .51
International Business Machines Corp.                                   100000         14375       .38
Cisco Systems, Inc./1/                                                  200000         11125       .29
Sequent Computer Systems, Inc./1/                                       560000          9625       .25
3Com Corp./1/                                                           100000          3311       .09
Leisure & Tourism -  5.80%
Walt Disney Co.                                                        2112644        156864      4.12
Brinker International, Inc./1/                                         2700000         32062       .84
Marriott International, Inc.                                            500000         26500       .70
Harrah's Entertainment, Inc./1/                                         295000          5458       .14
Electronic Components -  5.61%
Intel Corp.                                                             540000         76612      2.01
Texas Instruments Inc.                                                  600000         46275      1.22
ADC Telecommunications, Inc./1/                                         920000         24840       .65
Bay Networks, Inc./1/                                                  1300000         24700       .65
Analog Devices, Inc./1/                                                 825000         19181       .50
Linear Technology Corp.                                                 275000         12513       .33
Seagate Technology/1/                                                   200000          9450       .25
Merchandising -  5.58%
AutoZone, Inc./1/                                                      1800000         44550      1.17
Viking Office Products, Inc./1/                                        1850000         43706      1.15
Circuit City Stores, Inc.                                              1000000         31250       .82
Wal-Mart Stores, Inc.                                                   950000         25056       .66
Cardinal Health, Inc., Class A                                          396393         24378       .64
Walgreen Co.                                                            350000         14963       .39
Staples, Inc./1/                                                        625000         13516       .36
Intimate Brands, Inc., Class A                                          400000          7800       .20
Albertson's, Inc.                                                       200000          7050       .19
Banking -  5.23%
Norwest Corp.                                                          1400000         69650      1.83
Golden West Financial Corp.                                             900000         60975      1.60
Northern Trust Corp.                                                    800000         34000       .89
Banc One Corp.                                                          550000         24269       .64
SunTrust Banks, Inc.                                                    200000         10275       .27
Beverages & Tobacco -  5.11%
Philip Morris Companies Inc.                                           1035000        139854      3.67
PepsiCo, Inc.                                                          1200000         39450      1.04
Robert Mondavi Corp., Class A/1/                                        366700         15035       .40
Telecommunications -  3.11%
Telephone and Data Systems, Inc.                                       1200000         48000      1.26
AirTouch Communications/1/                                             1250000         34062       .89
MCI Communications Corp.                                                850000         30388       .80
AT&T Corp.                                                              150000          5981       .16
Insurance -  1.07%
American International Group, Inc.                                      337500         40837      1.07
Transportation:  Rail -  1.03%
Wisconsin Central Transportation Corp./1/                              1091700         39165      1.03
Machinery & Engineering -  0.90%
Thermo Electron Corp./1/                                               1000000         34125       .90
Transportation: Airlines -  0.77%
Southwest Airlines Co.                                                  750250         17631       .46
AMR Corp./1/                                                            150000         11794       .31
Recreation & Other Consumer Products - 0.59%
Broderbund Software, Inc./1/                                            500000         14687       .39
Electronic Arts/1/                                                      250000          7813       .20
Electronic Instruments - 0.53%
Applied Materials, Inc./1/                                              400000         20250       .53
Aerospace & Military Technology -  0.46%
General Motors Corp., Class H                                           300000         17700       .46
Food & Household Products -  0.41%
Colgate-Palmolive Co.                                                   150000         15525       .41
Industrial Components -  0.29%
Danaher Corp.                                                           252000         10899       .29
Chemicals -  0.23%
RPM, Inc.                                                               500000          8812       .23
Construction & Housing -  0.10%
Jacobs Engineering Group Inc./1/                                        150000          3862       .10
Electrical & Electronics - 0.07%
Lucent Technologies Inc.                                                 48612          2619       .07
Miscellaneous
Other equity-type securites in initial period of
 acquisition                                                                          136959      3.60
                                                                              -------------------------
TOTAL EQUITY-TYPE SECURITIES (cost: $2,054,610,000)                                  3191602     83.84





                                                                    Principal
                                                                      Amount
SHORT-TERM SECURITIES                                                 (000)
-------------------------------------------------------------------------------------------------------
Corporate Short-Term Notes -  13.59%
Lucent Technologies Inc. 5.27%-5.32% due 3/10-5/27/97                 $69,000          68541      1.80
Sara Lee Corp. 5.30% due 3/26/97                                         60000         59769      1.57
Coca-Cola Co. 5.23%-5.28% due 4/2-4/7/97                               56,900          56617      1.49
H.J. Heinz Co. 5.24%-5.33 due 3/4-4/3/97                                 49900         49746      1.31
Weyerhaeuser Co. 5.28%-5.30% due 3/3-4/10/97                             45500         45437      1.19
Hershey Foods Corp. 5.28% due 3/13-3/21/97                               44000         43911      1.15
National Rural Utilities Cooperative Finance Corp. 5.25%-
 5.29% due 3/24-5/14/97                                                  44100         43801      1.15
Warner-Lambert Co. 5.24%-5.30% due 3/5-6/13/97                           40600         40263      1.06
Motorola Credit Corp. 5.23%-5.28% due 4/3-4/8/97                         30925         30768       .81
IBM Credit Corp. 5.31% due 3/19-4/15/97                                  28900         28739       .75
BellSouth Telecommunications, Inc. 5.31% due 3/7/97                    23,500          23476       .62
Ameritech Corp. 5.25%-5.30% due 3/4-4/18/97                              17400         17368       .46
General Electric Capital Corp. 5.30% due 4/1/97                           9000          8957       .23
Federal Agency Discount Notes -  2.64%
Federal Home Loan Bank 5.20% due 5/15/97                                 49000         48456      1.27
Federal National Mortgage Assn. 5.22%-5.34% due
 3/13-5/13/97                                                            33200         32918       .87
Federal Home Loan Mortgage Corp. 5.25%-5.26% due
 3/12-3/27/97                                                            19134         19065       .50
Certificates of Deposit -  0.42%
Morgan Guaranty Trust Co. of New York 5.40% due 4/28/97                  16000         16001       .42
                                                                              -------------------------
TOTAL SHORT-TERM SECURITIES (cost:
 $633,874,000)                                                                        633833     16.65
                                                                              -------------------------
TOTAL INVESTMENT SECURITIES (cost:
 $2,688,484,000)                                                                     3825435    100.49

Excess of payables over cash and receivables                                           18617       .49
                                                                              -------------------------
NET ASSETS                                                                       $3,806,818     100.00%
                                                                                   ========   ========
/1/ Non-income-producing securities.

/2/ Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.

See Notes to Financial Statements

The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Independent Auditors' Report.


Equity-type securities appearing in the portfolio
since August 31,1996
-----------------------------------------------------------------
Applied Materials
AutoZone
Intimate Brands
Lucent Technologies
Viking Office Products

Equity-type securities eliminated from the portfolio
since August 31, 1996
-----------------------------------------------------------------
Amgen
AMP
AVX
Delta Air Lines
Digital Equipment
Duracell International
Informix
LIN Television
Loctite
Loewen Group
LSI Logic
Maxim Integrated Products
Motorola
Pitney Bowes
Promus Hotel
Tandem Computers
UST

AMCAP FUND Financial Statements
-------------------------------------------             --------        --------
Statement of Assets and Liabilities
at February 28, 1997 (dollars in thousands)
-------------------------------------------             --------        --------
Assets:
Investment securities at market
 (cost: $2,688,484)                                                   $3,825,435
Cash                                                                         246
Receivables for--
 Sales of fund's shares                                  $ 1,916
 Dividends and accrued interest                            2,059           3,975
                                                        --------        --------
                                                                       3,829,656
Liabilities:
Payables for--
 Purchases of investments                                 16,204
 Repurchases of fund's shares                              3,321
 Management services                                       1,169
 Accrued expenses                                          2,144          22,838
                                                        --------        --------
Net Assets at February 28, 1997--
 Equivalent to $14.60 per share on
 260,734,893 shares of $1 par value
capital stock outstanding (authorized
capital stock--300,000,000 shares)                                    $3,806,818
                                                                      ==========
Statement of Operations for the year
ended February 28, 1997
                                                        --------        --------
Investment Income:
Income:
 Dividends                                           $    29,858
 Interest                                                 25,351        $ 55,209
                                                        --------
Expenses:
 Management services fee                                  14,491
 Distribution expenses                                     6,849
 Transfer agent fee                                        2,685
 Reports to shareholders                                     179
 Registration statement and prospectus                       143
 Postage, stationery and supplies                            561
 Directors' fees                                             111
 Auditing and legal fees                                      58
 Custodian fee                                               104
 Taxes other than federal income tax                          52
 Other expenses                                              117          25,350
                                                        --------        --------
Net investment income                                                     29,859
                                                                        --------
Realized Gain and Unrealized
 Depreciation on Investments:
Net realized gain                                                        476,706
Net change in unrealized
 appreciation on investments:
 Beginning of year                                     1,230,693
 End of year                                           1,136,951
                                                        --------
  Net unrealized depreciation
    on investments                                                       (93,742)
                                                                        --------
 Net realized gain and unrealized
  depreciation on investments                                            382,964
                                                                        --------
Net Increase in Net Assets Resulting
 from Operations                                                        $412,823
                                                                      ==========
See Notes to Financial Statements

Statement of Changes in Net
 Assets
---------------------------------------------           --------        --------
Year ended February 28 or 29
                                                             1997            1996
Operations:                                             --------        --------
Net investment income                                 $   29,859      $   38,834
Net realized gain on investments                         476,706         366,352
Net unrealized appreciation (depreciation)
 on investments                                          (93,742)        448,727
                                                        --------        --------
  Net increase in net assets
   resulting from operations                             412,823         853,913
                                                        --------        --------
Dividends and Distributions
  Paid to Shareholders:
Dividends from net investment income                     (30,602)        (40,721)
Distributions from net realized
 gain on investments                                    (334,007)       (284,911)
                                                        --------        --------
  Total dividends and distributions                     (364,609)       (325,632)
                                                        --------        --------
Capital Share Transactions:
Proceeds from shares sold:
 31,306,396 and 36,019,892
 shares, respectively                                    439,313         492,283
Proceeds from shares issued in
 reinvestment of net investment income
 dividends and distributions of net
 realized gain on investments:
 23,920,709 and 22,741,455 shares,
 respectively                                            342,841         305,933
Cost of shares repurchased:
 50,858,558 and 44,261,999
 shares, respectively                                   (716,380)       (603,782)
                                                        --------        --------
  Net increase in net assets
   resulting from capital share transactions              65,774         194,434
                                                        --------        --------
Total Increase in Net Assets                             113,988         722,715

Net Assets:
Beginning of year                                      3,692,830       2,970,115
                                                        --------        --------
End of year (including undistributed
 net investment income of $5,029 and
 $5,772, respectively)                                $3,806,818      $3,692,830
                                                      ==========      ==========
See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

1. AMCAP Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital by investing in growing, profitable companies. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Directors or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $104,000 includes $24,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of February 28, 1997, net unrealized appreciation on investments for book and federal income tax purposes aggregated $1,136,951,000, of which $1,265,096,000 related to appreciated securities and $128,145,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended February 28, 1997. The cost of portfolio securities for book and federal income tax purposes was $2,688,484,000 at February 28, 1997.

3. The fee of $14,491,000 for management services was paid pursuant to an agreement with Capital Research and Management Company(CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.485% of the first $1 billion of average net assets; 0.385% of such assets in excess of $1 billion but not exceeding $2 billion; 0.355% of such assets in excess of $2 billion but not exceeding $3 billion; 0.335% of such assets in excess of $3 billion but not exceeding $5 billion; 0.32% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.31% of such assets in excess of $8 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended February 28, 1997, distribution expenses under the Plan were $6,849,000. As of February 28, 1997, accrued and unpaid distribution expenses were $1,858,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,685,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $638,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of February 28, 1997, aggregate amounts deferred and earnings thereon were $275,000.

    CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of February 28, 1997, accumulated undistributed net realized gain on investments was $264,403,000 and additional paid-in capital was $2,139,700,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $772,063,000 and $1,220,237,000, respectively, during the year ended February 28, 1997.


AMCAP FUND
Per-Share Data and Ratios
-----------------------------------------        -----         -----         -----         -----         -----

                                                                        Year ended February 28 or 29
                                                 -----         -----         -----         -----         -----
                                                   1997          1996          1995          1994          1993
                                                 -----         -----         -----         -----         -----
Net Asset Value, Beginning
 of Year                                  $      14.40      $  12.28      $  12.98       $ 13.52       $  13.23
                                                 -----         -----         -----         -----         -----

 Income from Investment
  Operations:
   Net investment income                           .12           .16           .14           .12           .13
   Net realized and unrealized
    gain on investments                           1.51          3.32           .24          1.28           .63
                                                 -----         -----         -----         -----         -----
    Total income from investment
     operations                                   1.63          3.48           .38          1.40           .76
                                                 -----         -----         -----         -----         -----
 Less Distributions:
  Dividends from net investment
   income                                         (.12)         (.17)         (.13)         (.12)         (.15)
  Distributions from net realized
   gains                                         (1.31)        (1.19)         (.95)        (1.82)         (.32)
                                                 -----         -----         -----         -----         -----
   Total distributions                           (1.43)        (1.36)        (1.08)        (1.94)         (.47)
                                                 -----         -----         -----         -----         -----
Net Asset Value, End of Year              $     14.60       $  14.40       $ 12.28      $  12.98       $ 13.52
                                               =======       =======       =======       =======       =======
Total Return/1/                                 11.74%         29.29%         3.41%        11.31%         5.94%

Ratios/Supplemental Data:
 Net assets, end of year (in
  millions)                                     $3,807        $3,693        $2,970        $3,063        $3,016
 Ratio of expenses to average                                      `
  net assets                                      .69%           .71%          .71%          .72%          .73%
 Ratio of net income to
  average net assets                              .81%          1.16%         1.16%          .89%         1.02%
 Average commissions paid
  per share/2/                               5.05 cents    5.95 cents    5.95 cents    6.54 cents    7.28 cents
 Portfolio turnover rate                        24.14%         35.16%        17.92%        22.18%        14.72%



/1/Calculated without  deducting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.
/2/ Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of
 securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis
 (without commission),  such as fixed-income transactions, are excluded.

Independent Auditors' Report

To the Board of Directors and Shareholders of AMCAP Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of AMCAP Fund, Inc.(the "fund"), including the schedule of portfolio investments, as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of securities owned as of February 28, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of AMCAP Fund, Inc. as of February 28, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Los Angeles, California

March 26, 1997


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 33% of the dividends paid by the fund from net investment income represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.